                                                                     Exhibit (s)

                                POWER OF ATTORNEY


          The undersigned, a Manager of BACAP Opportunity Strategy, LLC, a Delaware limited liability company (the "Fund"), does hereby constitute and appoint the President, Chief Financial Officer, secretary and Treasurer of the Fund, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the limited liability company interests of the Fund (the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Fund to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 31, 2004.



/s/ THOMAS W. BROCK
------------------------
Thomas W. Brock, Manager

                                POWER OF ATTORNEY


         The undersigned, a Manager of BACAP Opportunity Strategy, LLC, a Delaware limited liability company (the "Fund"), does hereby constitute and appoint the President, Chief Financial Officer, secretary and Treasurer of the Fund, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the limited liability company interests of the Fund (the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Fund to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 12, 2004.




/s/ ALAN BROTT
---------------------
Alan Brott

                                POWER OF ATTORNEY


         The undersigned, a Manager of BACAP Opportunity Strategy, LLC, a Delaware limited liability company (the "Fund"), does hereby constitute and appoint the President, Chief Financial Officer, secretary and Treasurer of the Fund, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the limited liability company interests of the Fund (the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund and the undersigned, the name of the undersigned as Manager or an officer, as appropriate, of the Fund to a Registration Statement, including, without limitation, any Registration Statement filed under Form N-2 or Form N-14, or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 16, 2004.




/s/ THOMAS G. YELLIN
-------------------------
Thomas G. Yellin, Manager